LIBERTY VARIABLE INVESTMENT TRUST (the "Trust")
                  Columbia International Fund, Variable Series
                  Liberty Growth & Income Fund, Variable Series
                 Colonial Strategic Income Fund, Variable Series
                 Colonial Small Cap Value Fund, Variable Series
                   Liberty Select Value Fund, Variable Series
                    Columbia High Yield Fund, Variable Series
                   Liberty S&P 500 Index Fund, Variable Series


The Funds listed above are referred to collectively as the "Funds."

     SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2004

1. The following language is added to the section "Trust Charges and Expenses" in the Statement of Additional Information.

The Trust's Investment Advisory Agreement with Columbia Management Advisors, Inc. has been amended with respect to the Funds listed below so that, effective February 9, 2005, the fees payable thereunder will be paid at the following reduced rates:

Columbia International Fund, Variable Series

Average Daily Net Assets                                       Rate
Net assets under $500 million                                  0.870%
Net assets of $500 million but less than $1 billion            0.820%
Net assets of $1 billion but less than $1.5 billion            0.770%
Net assets of $1.5 billion but less than $3 billion            0.720%
Net assets of $3 billion but less than $6 billion              0.700%
Net assets in excess of $6 billion                             0.680%

Colonial Strategic Income Fund, Variable Series

Average Daily Net Assets                                        Rate
Net assets under $500 million                                   0.600%
Net assets of $500 million but less than $1 billion             0.550%
Net assets of $1 billion but less than $1.5 billion             0.520%
Net assets in excess of $1.5 billion                            0.490%

Liberty Growth & Income Fund, Variable Series

Average Daily Net Assets                                       Rate
Net assets under $500 million                                  0.770%
Net assets of $500 million but less than $1 billion            0.720%
Net assets of $1 billion but less than $1.5 billion            0.670%
Net assets of $1.5 billion but less than $3 billion            0.620%
Net assets of $3 billion but less than $6 billion              0.600%
Net assets in excess of $6 billion                             0.580%

Columbia Management receives from Liberty S&P 500 Index Fund, Variable Series a monthly fee consisting of a flat rate of 0.200%.

Previously, Columbia Management had, with respect to the period from November 1, 2004 to February 9, 2005, waived a portion of its fees, so that it retained fees at the rates shown above.

2. The Fund's Trustees have approved, subject to shareholder approval at a shareholder meeting expected to be held in 2005, the replacement of the Fund's current fundamental investment restrictions with the following standardized fundamental investment restrictions:


Proposed Fundamental Restrictions Each Fund may not, as a matter of fundamental policy:

1. Underwrite any issue of securities issued by other persons within the meaning of the 1933 Act except when it might be deemed to be an underwriter either: (a) in connection with the disposition of a portfolio security; or
     (b) in connection with the purchase of securities directly from the issuer thereof in accordance with its investment objective. This restriction shall not limit the Portfolio's ability to invest in securities issued by other registered investment companies.

2. Purchase or sell real estate, except a Fund may purchase securities of issuers which deal or invest in real estate and may purchase securities which are secured by real estate or interests in real estate and it may hold and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of securities which are secured by real estate or interests therein.

3. Purchase or sell commodities, except that a Fund may to the extent consistent with its investment objective, invest in securities of companies that purchase or sell commodities or which invest in such programs, and purchase and sell options, forward contracts, futures contracts, and options on futures contracts and enter into swap contracts and other financial transactions relating to commodities. This limitation does not apply to foreign currency transactions including without limitation forward currency contracts.
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4.   [Except  for  Funds  that are  "concentrated"  in an  industry  or group of related industries.] Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state or territory of the United States, or any of their agencies, instrumentalities or political subdivisions; and (b) notwithstanding this limitation or any other fundamental investment limitation, assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

5. Make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

6. Borrow money or issue senior securities except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.   [Except  for   Columbia   International   Fund  which  is   classified   as
     "non-diversified" under Section 5 of the 1940 Act.] Purchase securities (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) of any one issuer if, as a result, more than 5% of its total assets will be invested in the securities of such issuer or it would own more than 10% of the voting securities of such issuer, except that: (a) up to 25% of its total assets may be invested without regard to these limitations and (b) a Fund's assets may be invested in the securities of one or more management investment companies to the extent permitted by the 1940 Act, the rules and regulations thereunder, or any applicable exemptive relief.



                                                                April 15, 2005